EXHIBIT 99.1

PRESENTATION

TEPPCO Partners, L.P. Wachovia Securities Pipeline and MLP Symposium December 5, 2006 Jerry E. Thompson President and CEO

Forward-looking Statements The material and information furnished in this presentation includes forward-looking statements within the meaning of the federal securities laws. All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts are forward-looking statements. Without limiting the broader description of forward-looking statements above, we specifically note that statements included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as projections and estimates of EBITDA, transportation volumes, system expansion and capital expenditures, business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. While we believe our expectations reflected in these forward-looking statements are reasonable, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other pipeline companies, changes in laws or regulations and other factors, many of which are beyond our control. For example, the following specific factors could cause actual results to differ materially from those in the forward-looking statement: the demand for refined products is dependent upon the price, prevailing economic conditions and demographic changes in the markets served,

Forward-looking Statements trucking and railroad freight, agricultural usage and military usage; the demand for propane is sensitive to the weather and prevailing economic conditions; the demand for petrochemicals is dependent upon prices for products produced from petrochemicals; the demand for crude oil and petroleum products is dependent upon the price of crude oil and the products produced from the refining of crude oil; and the demand for natural gas is dependent upon the price of natural gas and the locations in which natural gas is drilled. We are also subject to regulatory factors such as the amounts we are allowed to charge our customers for the services we provide on our regulated pipeline systems. The foregoing discussion of important factors may not be all-inclusive and we provide a cautionary discussion of risks and uncertainties under the captions Risk Factors, Managements Discussion and Analysis of Financial Condition and Results of Operations contained in our recent filings with the Securities and Exchange Commission. All forward-looking statements attributable to TEPPCO Partners, L.P. or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein, in such filings and in our future periodic reports filed with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date hereof. Except as required by the federal and state securities laws, we undertake no obligation to publicly update or revise any forward-looking statements. This presentation also includes non-GAAP financial measures. Please refer to the reconciliations of these measures to their most directly comparable GAAP financial measures included at the back of this presentation.

Overview Formed in 1990, TEPPCO is one of the oldest publicly traded energy partnerships Enterprise value of approximately $4.3 billion Only LPG pipeline directly serving the northeast market from the Gulf Coast Significant refined products delivery capability to supply Midwest market areas from the Gulf Coast refining industry Direct pipeline access to supply the Cushing, Oklahoma, crude oil logistics hub from offshore Gulf of Mexico production, onshore producing basins in Texas, and foreign crude imports Significant natural gas gathering assets serving long-lived production areas

Credit Highlights Large, diversified asset base and revenue streams Stable cash flows with over 90% from fee based services Investment grade ratings with stable outlooks from Standard and Poors (BBB-) and Moodys (Baa3) Track record of funding capital investment with appropriate mix of debt and equity to maintain liquidity and credit quality Successful July 2006 equity offering pre-funded 2006 capital needs, strengthened balance sheet and credit metrics General partner with long-term investment horizon

EBITDA and Volume Growth

TEPPCO System Map Products Pipelines Crude Pipelines NGL Pipelines Seaway Crude Pipeline Centennial Pipeline Gas Gathering Systems Terminal or Storage Facility Fractionator

TEPPCOs Downstream Business Products Pipeline Centennial Pipeline Petrochemical Pipeline Terminal or Storage Facility Marine Terminal

Downstream Segment Review Expect continued strong performance consistent with 2005 results Increased storage revenues in 2006 from Genco assets acquired in 2005 Warmer winter weather reduced propane demand in 1st quarter 2006 Power rates and insurance costs have increased from 2005 levels Lower Centennial throughput

TEPPCOs Upstream Business Seaway Crude Pipeline TEPPCO Crude Pipeline, L.P. Basin Pipeline (Non-Operated)

Upstream Segment Review Record performance expected for full-year 2006 A favorable crude market environment has resulted in a strong marketing performance Increased transportation revenues and rates Lower sharing of Seaway earnings to 47% in 2006 from 60% in 2005

TEPPCOs Midstream Business NGL Pipelines Gas Gathering Systems Terminal or Storage Facility Fractionator

Midstream Segment Review Increased gathering volumes on Jonah continues Q3 2006 volumes of approximately 1.3 Bcf/d New connections into Val Verde have increased volumes, but at lower gathering rates Higher volumes on Panola and Chaparral NGL pipelines

Jonah System Gathering Rates Continue to Increase Past expansions (through Phase IV) have increased gathering capacity from 450 MMcf/d at acquisition in 2001 to 1.75 Bcf/d currently Current gathering volumes of approximately 1.5 Bcf/d Phase V expansion underway to increase capacity to 2.4 Bcf/d with completion in late 2007 Joint venture established with Enterprise Products (EPD) Continued development and volume growth expected from the Pinedale field and Jonah field

Expected Trends Driving TEPPCOs Business Opportunities Canadian crude imports to the U.S. will increase Develop optimum combination with new pipeline construction and existing pipeline assets (TEPPCO and 3rd party) to provide a competitive option to move Canadian crude to U.S. refining customers Crude imports to the U.S. Gulf Coast (USGC) will increase Build onshore or offshore crude oil discharge, handling and transportation facilities to optimize the USGC marine delivery options for imported crude oil Refined products imports to the U.S. will increase Acquire or develop facilities to take advantage of these increased volumes Changes in commercial terminal ownership and operations Acquire refined products terminals and distribution assets to provide logistical service offerings to companies seeking to outsource or partner Ethanol consumption is mandated to double by 2012 Participate in the aggregation, terminaling, and transportation associated with the overall supply and distribution of ethanol. Natural gas gathering and service opportunities Continued development and expansion of the Jonah system and adding new volumes and improving the operating efficiency of the Val Verde system

Focal Points for Executing Business Opportunities Focus on fee-based services with limited commodity exposure Execute long-term contracts with strong credit counterparties to support project returns Identify niche areas that provide operating synergies and higher growth profiles Continue growth in core operating competency of liquids transportation, terminaling, storage services and marketing

Expansion of Cushing Terminal Current storage capacity of 2.0 million barrels Acquired assets in 2005 have been integrated into heritage Cushing assets to enhance market flexibility Approximately 117 acres of land for further expansion Currently, 900,000 barrels of storage are being constructed under long-term lease commitments from customers Cost to construct tanks - $14.9 million; estimated completion April, 2007 thru early 2008. Other Cushing storage projects are being evaluated

Integration of Texas Genco Pipeline and Storage Facilities Acquired 90 miles of 12-18 pipeline from Texas Genco in July 2005 for $62.1 million with $45 million for integration Assets expected to increase receipt and delivery capacity between refiners and major exchange locations in Houston area Expected to be in service 1st quarter 2007 and backed by long-term transportation agreements

Incremental Genco Projects Constructing 40-mile line connecting Valeros Houston and Texas City refineries by 1st quarter 2007 Sold 32 miles of the unutilized north segment for $11.7 million in October 2006 Leased 1.6 million barrels of storage with plans to reactivate additional 2.8 million barrels by mid-2007 Proposed projects for 8 and 10 pipelines displaced by Genco integration project by late 2007

Memphis/FedEx Connection Executed 15-year transportation agreement with WesPac to support construction of Mississippi River pipeline crossing into Memphis, TN to serve Federal Express Provided opportunity to connect to Lion Oils Memphis terminal Combined capital estimate $23 million Expected completion date mid-year 2007

MTMI Acquisition and Terminal Construction Acquired a 130,000 barrel river terminal in Aberdeen, MS on November 1, 2006 Announced construction of a 500,000 barrel terminal in Boligee, AL Expected cost of approximately $25 million with completion in 4th quarter of 2007

Financial Overview

Consistent EBITDA(1) Growth Expected 2006 EBITDA of $400 to $420 million Year-to-date revenue improvements in all business segments 2006 performance highlights include: Favorable crude oil marketing environment Continued strong Jonah and Pinedale drilling activity Refined products supply and demand Warmer first quarter weather and higher expenses have partially offset performance improvements (1) EBITDA from continuing operations is defined as net income from continuing operations plus interest expense-net, deferred income tax expense, depreciation and amortization, and a pro rata portion, based on our equity ownership, of the interest expense and depreciation and amortization of each of our joint ventures. Excludes the operations of the Pioneer gas processing plant that was sold in 2006, and is reflected as discontinued operations. (2) Midpoint of expected range.

Consistent Investment Grade Financial Metrics

Conservative Mix of Debt and Equity Used to Fund Growth Approximately 68% of growth expenditures has been funded with equity contributions since 2002

Summary and Closing Remarks Stable fee-based cash flows from diversified assets Investment grade ratings with stable outlooks from Standard and Poors and Moodys Financial metrics to support future growth opportunities New strategy of allocating more capital to attractive return opportunities in upstream and downstream Demonstrated record to balance appropriate mix of equity and debt to fund growth

Questions and Answers NYSE: TPP www.teppco.com (800) 659-0059

Appendix

Reconciliation of Non-GAAP Measures (1) 11/6/06 earnings release indicated a 2006 estimated EBITDA range of $400 - $420 million

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures